Exhibit 99.2

VOTING AGREEMENT

This VOTING AGREEMENT, dated as of July 28, 2019 (this “Agreement”), is made and entered into by and among Exact Sciences Corporation, a Delaware Corporation (“Parent”), and the undersigned stockholder (the “Stockholder”) of Genomic Health, Inc., a Delaware corporation (the “Company”).  Parent and the Stockholder are referred to individually as a “Party” and collectively as the “Parties.”

WITNESSETH

WHEREAS, concurrently with the execution of this Agreement, Parent, the Company, and Spring Acquisition Corp., a Delaware corporation and a wholly owned direct or indirect subsidiary of Parent (“Merger Sub”), are entering into an Agreement and Plan of Merger, dated July 28, 2019 (as amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), pursuant to which, subject to the terms and conditions thereof, among other things, Merger Sub will merge with and into the Company (the “Merger”) and each of the Company’s issued and outstanding shares of common stock, par value $0.0001 per share (“Company Common Stock”), other than Canceled Shares, Converted Shares and Dissenting Shares (each as defined in the Merger Agreement), will, subject to the terms of the Merger Agreement, be converted into the right to receive the Merger Consideration (as defined in the Merger Agreement);

WHEREAS, as of the date hereof, the Stockholder Beneficially Owns (as defined below) and own of record the number of shares of Company Common Stock set forth on Schedule I hereto (the “Existing Shares”); and

WHEREAS, as a condition and inducement to Parent’s willingness to enter into the Merger Agreement, the Stockholder has agreed to enter into this Agreement.

NOW THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1                                    Defined Terms.  The following terms, as used in this Agreement, shall have the meanings specified in this Section 1.1. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement.

“Beneficial Owner” means, with respect to a Security, any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (i) the power to vote, or to direct the voting of, such Security and/or (ii) investment power, which includes the to dispose of, or to direct the disposition of, such Security, and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 under the Exchange Act; provided, that, for purposes of determining whether a Person is a Beneficial Owner of such Security, a Person shall be deemed to be the Beneficial Owner of any

Securities which may be acquired by such Person pursuant to any contract, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire any such Securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing); provided, further, that Parent shall not be deemed to be the Beneficial Owner of the Covered Company Shares by virtue of this Agreement. The terms “Beneficially Own,” “Beneficially Owned” and “Beneficial Ownership” shall have a correlative meaning.

“Covered Company Shares” means (1) the Existing Shares, and (2) any shares of Company Common Stock or other voting capital stock of the Company and any Securities convertible into or exercisable or exchangeable for shares of Company Common Stock or other voting capital stock of the Company, in each case that the Stockholder has Beneficial Ownership of on or after the date hereof; it being understood that if the Stockholder acquires Securities (or rights with respect thereto) described in clause (2) above, such Stockholder promptly shall notify Parent in writing, indicating the number of such Securities so acquired.

“Permitted Transfer” means a transfer of Covered Company Shares by Stockholder :  to any Affiliate of such Stockholder if the transferee of such Covered Company Shares evidences in a writing reasonably satisfactory to Parent such transferee’s agreement to be bound by and subject to the terms and provisions hereof to the same effect as such transferring Stockholder, and upon such transfer to be deemed a Stockholder hereunder.

“Transfer” means (a) any direct or indirect offer, sale, lease, assignment, encumbrance, pledge, hypothecation, disposition or other transfer (by operation of law or otherwise), or entry into any contract, option or other arrangement or understanding with respect to any offer, sale, lease, assignment, encumbrance, pledge, hypothecation, disposition or other transfer (by operation of law or otherwise), of any capital stock or interest (including voting interest) in any capital stock or (b) in respect of any capital stock or interest in any capital stock, to enter into any swap or any other agreement, transaction or series of transactions that hedges or transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of such capital stock or interest in capital stock, whether any such swap, agreement, transaction or series of transaction is to be settled by delivery of Securities, in cash or otherwise.

ARTICLE II

VOTING AGREEMENT AND IRREVOCABLE PROXY

Section 2.1                                    Agreement to Vote.

(a)                                 The Stockholder hereby irrevocably and unconditionally agrees that, during the term of this Agreement, at the Company Stockholders’ Meeting and at any other meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, the Stockholder shall, in each case to the fullest extent that the Covered Company Shares are entitled to vote thereon, or in any other circumstance in which the vote or other approval of the stockholders of the Company is sought:

(i)                                        appear at each such meeting or otherwise cause all of the Covered Company Shares to be counted as present thereat for purposes of calculating a quorum; and

(ii)                                     vote (or cause to be voted), in person or by proxy, all of the Covered Company Shares:

(1)                     in favor of the adoption of the Merger Agreement and approval of the Merger and the transactions contemplated thereby (including, if applicable, any proposal to approve, by advisory (non-binding) vote, certain compensation arrangements that may be paid or become payable to the Company’s named executive officers in connection with the Merger) and any other action reasonably requested by Parent in furtherance thereof;

(2)                     in favor of any proposal to adjourn a meeting of the stockholders of the Company to solicit additional proxies in favor of the  adoption of the Merger, the Merger Agreement and the transactions contemplated thereby;

(3)                     against any Acquisition Proposal; and

(4)                     against any other action, agreement or transaction that is intended to, or could reasonably be expected to, impede, impair, interfere with, delay, postpone, discourage, frustrate the purposes of or adversely affect the Merger or the other transactions contemplated by the Merger Agreement (including the consummation in each case thereof) or this Agreement  or the performance by the Company of its obligations under the Merger Agreement or by the Stockholder of its obligations under this Agreement, including: (A) any action, agreement or transaction that could reasonably be expected to result in any condition to the consummation of the Merger set forth in the Merger Agreement not being satisfied, or that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of such Stockholder contained in this Agreement; (B) any change in the size, term in office, or composition of the Company Board resulting from any proxy contest or other action, agreement or transaction that is intended to, or could reasonably be expected to, impede, impair, interfere with, delay, postpone, discourage, frustrate the purposes of or adversely affect the Merger or the other transactions contemplated by the Merger Agreement (including the consummation in each case thereof); or (C) other than the Merger, any extraordinary corporate transaction, including any merger, consolidation or other business combination involving the Company or any Subsidiary or Affiliate of the Company, any sale, lease or transfer of a material amount of assets of the Company or any Subsidiary of the Company or any reorganization, recapitalization or liquidation of the Company or any Subsidiary of the Company, any change in the present capitalization or dividend policy of the Company or any Subsidiary of the Company or any amendment or other change to the Company’s or any Subsidiary of the Company’s certificate of incorporation, bylaws, or other organizational or governing documents.

(b)                                 Any vote required to be cast pursuant to this Section 2.1 shall be cast or executed in accordance with the applicable procedures relating thereto so as to ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of that vote.  The obligations of the Stockholder in this Section 2.1 shall apply whether or not the Merger or any action above is recommended by the Company Board (or any committee thereof).

Section 2.2                                    No Inconsistent Agreements.  The Stockholder represents, covenants and agrees that, except for this Agreement, the Stockholder (a) has not entered into, nor shall enter into at any time while this Agreement remains in effect, any voting agreement, voting trust or similar arrangement or understanding with respect to any Covered Company Shares, (b) has not granted, nor shall grant at any time while this Agreement remains in effect, a proxy (except in accordance with Section 2.3 hereof), consent or power of attorney with respect to any Covered Company Shares and (c) has not taken, nor shall take at any time while this Agreement remains in effect, any action that would (1) make any representation or warranty of such Stockholder  Party contained herein untrue or incorrect, (2) violate or conflict with the Stockholder’s covenants and obligations under this Agreement in any material respect or (3) otherwise have the effect of restricting, preventing or disabling such Stockholder  Party from performing any of its obligations under this Agreement in any material respect.

Section 2.3                                    Grant of Irrevocable Proxy.  The Stockholder hereby irrevocably appoints as its proxy and attorney-in-fact Kevin T. Conroy and D. Scott Coward, in their respective capacities as officers of Parent, and any other Person designated by Parent in writing (collectively, the “Grantees”), each of them individually, with full power of substitution and resubstitution, to the fullest extent of such Stockholder’s rights with respect to the Covered Company Shares, effective as of the date hereof and continuing until the termination of this Agreement in accordance with Section 5.1 herein (at which time such proxy shall automatically be revoked) (the “Voting Period”), to vote with respect to the Covered Company Shares as required pursuant to Section 2.1(a) and Section 2.1(b) hereof.  The proxy granted by the Stockholder hereunder shall be irrevocable during the Voting Period, shall be deemed to be coupled with an interest sufficient in Law to support an irrevocable proxy, and the Stockholder (a) will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and (b) hereby revokes any proxy previously granted by the Stockholder with respect to any Covered Company Shares. The power of attorney granted by the Stockholder hereunder is a durable power of attorney and shall survive the bankruptcy, death or dissolution of the Stockholder.  Other than as provided in this Section 2.3 and other than the granting of proxies to vote Covered Company Shares with respect to the election of directors and ratification of the appointment of the Company’s auditors at the Company’s annual meeting of stockholders, in each case in accordance with the recommendation of the Company Board, no Stockholder shall directly or indirectly grant any Person any proxy (revocable or irrevocable), power of attorney or other authorization with respect to any of the applicable the Covered Company Shares.  For Covered Company Shares as to which the Stockholder is the Beneficial Owner but not the holder of record, the Stockholder  shall cause any holder of record of such Covered Company Shares to grant to the Grantees a proxy to the same effect as that described in this Section 2.3.  Parent may terminate this proxy with respect to the Stockholder at any time at its sole election by written notice provided to the Stockholder.

ARTICLE III

OTHER COVENANTS

Section 3.1                                    Restrictions on Transfers.  The Stockholder hereby agrees that, during the Voting Period, (i) such Stockholder shall not, directly or indirectly, Transfer, offer to Transfer, or consent to a Transfer of, any Covered Company Shares or any Beneficial Ownership interest or any other interest therein, unless such Transfer is a Permitted Transfer and (ii) any Transfer in violation of this provision shall be void.

Section 3.2                                    No Solicitation.

(a)                                 During the Voting Period, (i) the Stockholder shall, and shall cause its respective officers and directors to, and the Stockholder shall instruct and use its reasonable best efforts to cause each of its controlled Affiliates and its and their Representatives (it being understood that, for purposes of this Section 3.2, the terms “Affiliates” and “Representatives” shall exclude the Company) to, immediately cease and cause to be terminated all existing discussions, negotiations and communications, if any, with any Persons or entities with respect to an Acquisition Proposal (other than Parent or any of its Affiliates or Representatives with respect to the transactions contemplated by the Merger Agreement), and (ii) the Stockholder shall not, and shall not authorize, and the Stockholder shall use its reasonable best efforts not to permit any of its controlled Affiliates or its or their Representatives to, directly or indirectly through another Person, (a) initiate, seek, solicit, knowingly facilitate, knowingly encourage (including by way of furnishing any non-public information), or knowingly induce or knowingly take any other action which would reasonably be expected to lead to an Acquisition Proposal, (b) engage in negotiations or discussions with, or provide any non-public information or non-public data to, any Person (other than Parent or any of its Affiliates or Representatives) relating to any Acquisition Proposal, (c) enter into any binding or non-binding letter of intent, agreement in principle, memorandum of understanding, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other agreement, commitment, arrangement or understanding contemplating or otherwise in connection with, or that is intended to or would reasonably be expected to lead to, any Acquisition Proposal, (d) submit or cause to be submitted to the stockholders of the Company for their approval any Acquisition Proposal or (e) agree or announce an intention to do any of the foregoing.

(b)                                 The Stockholder agrees that it will promptly inform its Affiliates and its and its Affiliates’ Representatives of the obligations undertaken in this Article III.

(c)                                  Notwithstanding anything herein to the contrary (including this Section 3.2), no Stockholder makes any agreement or understanding with respect to any action taken by the Stockholder or any Affiliate of the Stockholder in such Person’s capacity as a director or officer of the Company or any of its subsidiaries (if the Stockholder or such Affiliate holds such office), and nothing in this Agreement: (i) will limit or affect any actions or omissions taken by any the Stockholder or such Affiliate in its capacity as such a director or officer, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement; or (ii) will be construed to prohibit, limit, or restrict the Stockholder any such Affiliate from exercising its fiduciary duties as an officer or director to the Company or its stockholders.

Section 3.3                                    Waiver of Appraisal Rights; Proceedings.  The Stockholder hereby irrevocably and unconditionally waives, and agrees not to exercise, assert or perfect (or attempt to exercise, assert or perfect), any rights of appraisal or rights to dissent from the Merger that it may at any time have under applicable Law. The Stockholder agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any Proceeding with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective successors or Representatives (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement, (b) alleging a breach of any fiduciary duty of any Person in connection with the evaluation, negotiation or entry into the Merger Agreement or (c) otherwise relating to the Merger Agreement, this Agreement or the Merger or other transactions contemplated by the Merger Agreement or this Agreement.

Section 3.4                                    Stock Dividends, Distributions, Etc.  In the event of a stock split, reverse stock split, stock dividend or distribution, or any change in the Company Common Stock by reason of any recapitalization, combination, reclassification, exchange of shares or similar transaction, the terms “Existing Shares” and “Covered Company Shares” shall be deemed to refer to and include all such stock dividends and distributions and any Securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

Section 3.5                                    Termination of Certain Agreements.  The Stockholder shall take all necessary action to, effective immediately prior to the Effective Time, terminate all agreements between the Stockholder and the Company or any of its Subsidiaries, without any liability or obligation.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.1                                    Representations and Warranties of the Stockholder.  The Stockholder hereby represents and warrants to Parent as follows:

(a)                                 Organization.  The Stockholder, to the extent such Stockholder is an entity, is duly organized and validly existing under the Laws of the jurisdiction of its incorporation, formation or organization, as applicable.

(b)                                 Authority; Execution and Delivery; Enforceability.  If such Stockholder is not a natural person, (i) such Stockholder has all necessary corporate or other entity power and authority to execute, deliver and perform its obligations under this Agreement and (ii) the execution, delivery and performance by the Stockholder of this Agreement and the compliance by the Stockholder with each of its obligations herein have been duly and validly authorized by all necessary corporate or other entity action on the part of the Stockholder.  If the Stockholder is a natural person, such Stockholder has full legal capacity, right and authority to execute, deliver and perform such Stockholder’s obligations under this Agreement.  The Stockholder  has duly executed and delivered this Agreement and, assuming the due authorization, execution and delivery by Parent of this Agreement, this Agreement constitutes the Stockholder’s legal, valid and binding obligation, enforceable against the Stockholder in accordance with its terms, except that (A) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, affecting creditors’ rights and remedies generally and (B) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought.

(c)                                  Ownership of Shares.  As of the date hereof, the Stockholder is the only Beneficial Owner and (except as may be set forth on Schedule I hereto) sole owner of record of the Existing Shares, free and clear of any Liens and free of any other limitation or restriction (including any limitation or restriction on the right to vote, sell, transfer or otherwise dispose of such Existing Shares) other than this Agreement and any limitations or restrictions imposed under applicable securities Laws, and such Existing Shares constitute all of the shares of Company Common Stock Beneficially Owned or owned of record by the Stockholder.  All of the Covered Company Shares owned by the Stockholder during the Voting Period will be solely Beneficially Owned and owned of record by the Stockholder except to the extent such Covered Company Shares are transferred after the date hereof pursuant to a Permitted Transfer.  .

(d)                                 No Conflicts.  Neither the execution and delivery of this Agreement by the Stockholder nor compliance by the Stockholder with any of the terms or provisions hereof will (i) with respect to a Stockholder that is not a natural person, violate any provision of the certificate of incorporation, bylaws, or other organizational or governing documents of such Stockholder, (ii) conflict with or violate any Law applicable to the Stockholder or by which any of the Stockholder’s properties or assets are bound or affected, (iii) violate, conflict with, result in any breach of any provision of, or loss of any benefit under, constitute a default (with or without notice or lapse of time, or both) under, give rise to any right of termination, acceleration or cancellation under, or require the consent of, notice to, or filing with any third party pursuant to any terms or provisions of any Contract to which the Stockholder is a party or by which any property or asset of the Stockholder is bound or affected, or result in the creation of any Lien (other than any Permitted Lien) upon any of the properties or assets of the Stockholder (including any Company Covered Shares), except, in the case of the foregoing clauses (ii) or (iii), for such violations as, individually or in the aggregate, would not reasonably be expected to impair the Stockholder’s ability to perform its obligations under this Agreement on a timely basis.

(e)                                  Consents and Approvals.  The execution, delivery and performance by the Stockholder of this Agreement do not and will not require any Consent of, or filing with, any Governmental Authority (excluding filings with the SEC under applicable securities Laws).

(f)                                   Legal Proceedings.  There are no Proceedings pending, or to the knowledge of the Stockholder, threatened against the Stockholder or any of the Stockholder’s assets or properties or (with respect to a Stockholder that is not a natural person) any of the officers, directors or similar controlling persons of such Stockholder, except, in each case, for those that, individually or in the aggregate, would not reasonably be expected to impair the Stockholder’s ability to perform its obligations under this Agreement on a timely basis.  Neither the Stockholder nor any of its properties or assets is or are subject to any Order, except for those that, individually or in the aggregate, would not reasonably be expected to impair the Stockholder’s ability to perform its obligations under this Agreement on a timely basis.

(g)                                  Brokers.  No investment banker, broker or finder or other intermediary is entitled to any investment banking, brokerage, finder’s or similar fee or commission from Parent, Merger Sub or the Company (or any of their Subsidiaries) in connection with this Agreement or the Merger Agreement based upon any arrangement or agreement made by or on behalf of the Stockholder.

Section 4.2                                    Representations and Warranties of Parent.  Parent hereby represents and warrants to the Stockholder as follows:

(a)                                 Organization.  Parent is duly organized and validly existing under the Laws of the State of Delaware.

(b)                                 Authority; Execution and Delivery; Enforceability.  Parent has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance by Parent of this Agreement and the compliance by Parent with each of its obligations herein have been duly and validly authorized by all necessary corporate action on the part of Parent.  Parent has duly executed and delivered this Agreement and, assuming the due authorization, execution and delivery by the Stockholder of this Agreement, this Agreement constitutes Parent’s legal, valid and binding obligation, enforceable against it in accordance with its terms, except that (A) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws, now or hereafter in effect, affecting creditors’ rights and remedies generally and (B) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought.

(c)                                  No Conflicts.  Neither the execution and delivery of this Agreement by Parent nor compliance by Parent with any of the terms or provisions hereof will (i) violate any provision of the Certificate of Incorporation or Bylaws of Parent, (ii) conflict with or violate any Law applicable to Parent or by which any of Parent’s properties or assets are bound or affected, (iii) violate, conflict with or result in any breach of any provision of, or result in the loss of any benefit under, or constitute a default (with or without notice or lapse of time, or both) under, give rise to any right of termination, acceleration or cancellation of or require the consent of, notice to or filing with any third party pursuant to any of the terms or provisions of any Contract to which Parent is a party or by which any property or asset of Parent is bound or affected, or result in the creation of any Lien (other than any Permitted Lien) upon any of the properties or assets of Parent, except, in the case of the foregoing clauses (ii) or (iii), for such violations as, individually or in the aggregate, would not reasonably be expected to impair Parent’s ability to perform its obligations under this Agreement on a timely basis.

ARTICLE V

TERMINATION

Section 5.1                                    Termination.  This Agreement shall terminate upon the earliest to occur of (a) the termination of this Agreement by the mutual written consent of Parent, on the one hand, and the Stockholder, on the other hand; (b) the valid termination of the Merger Agreement in accordance with its terms prior to the Effective Time; (c) the Effective Time; and (d) an amendment to the Merger Agreement that (1) reduces (in any amount) the Merger Consideration to be paid to the Stockholder in connection with the Merger or (2) otherwise materially and adversely affects the Stockholder, in each case, with respect to this subclause (d) without the prior written approval of the Stockholder.  In the event of the termination of this Agreement in accordance with this Section 5.1, this Agreement shall forthwith become void and have no effect, and there shall not be any liability or obligation on the part of any Party, other than this Section 5.1 and Article VI, which provisions shall survive such termination; provided, however, nothing in this Section 5.1 shall relieve any Party from liability for any breach of any representation, warranty, covenant or other agreement contained in this Agreement, in which case the aggrieved Party shall be entitled to all rights and remedies available at law or in equity.

ARTICLE VI

MISCELLANEOUS

Section 6.1                                    Publication.  The Stockholder (i) hereby consents to and authorizes the publication and disclosure by Parent and the Company in any press release, Form 8-K, Form S-4, Schedule 13D, Form 3, Proxy Statement (including all documents and schedules filed with the SEC) or other disclosure document required in connection with the Merger Agreement or the transactions contemplated thereby, its identity and ownership of (or voting rights over) shares of Company Common Stock, the nature of its commitments, arrangements and understandings pursuant to this Agreement and such other information required in connection with such publication or disclosure (“Stockholder Information”), and (ii) hereby agrees to cooperate with Parent in connection with such filings, including providing Stockholder Information requested by Parent.  Parent shall give the Stockholder notice of any such disclosure so that the Stockholder can provide comments, which comments shall be considered in good faith by Parent.  As promptly as practicable, the Stockholder shall notify Parent of any required corrections with respect to any Stockholder Information supplied by the Stockholder, if and to the extent the Stockholder becomes aware that any such Stockholder Information shall have become false or misleading in any material respect.

Section 6.2                                    No Ownership Interest.  Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Company Shares. All rights, ownership and economic benefits of and relating to the Covered Company Shares shall remain vested in and belong to the Stockholder , and Parent shall have no authority to direct any Stockholder in the voting or disposition of any of the Covered Company Shares, except as otherwise provided herein.

Section 6.3                                    Further Assurances.  Each of the Parties agrees that it shall use reasonable best efforts to take, or cause to be taken, all actions necessary, proper or advisable to give effect to the obligations of the Parties, including by executing and delivering such additional documents as may be reasonably necessary or desirable to effectuate this Agreement.

Section 6.4                                    Amendment and Modification; Waiver. This Agreement may not be amended, modified or supplemented, except by an instrument in writing signed on behalf of each of the Parties.  Any agreement on the part of a Party to any waiver of any obligation of the other Parties shall be valid only if set forth in an instrument in writing signed on behalf of such waiving Party.  The failure of any Party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights, nor shall any single or partial exercise by any Party of any of its rights under this Agreement preclude any other or further exercise of such rights or any other rights under this Agreement.

Section 6.5                                    Notices.  All notices, consents and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by hand delivery, by prepaid overnight courier (providing written proof of delivery) or by confirmed facsimile transmission or electronic mail, addressed as follows:

(a)                       if to Parent, to:

Exact Sciences Corporation
441 Charmany Drive
Madison, Wisconsin 53719
Attention: D. Scott Coward, Senior Vice President, General Counsel, Chief Administrative Officer & Secretary
Telephone No.:
Email:

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606
Attention:                                         Charles W. Mulaney Jr.

Richard C. Witzel, Jr.

Telephone No.:  (312) 407-0700
Facsimile No.:  (312) 407-0411
Email: Charles.Mulaney@skadden.com;

Richard.Witzel@skadden.com

(b)                       if to the Stockholder, to:

Attention:  [•]
Telephone No.: [•]
Email: [•]

with a copy (which shall not constitute notice) to:

Attention: [•]
Telephone No.:  [•]

Facsimile No.:  [•]
Email: [•]

Section 6.6                                    Counterparts.  This Agreement may be executed in multiple counterparts, all of which shall together be considered one and the same agreement.  Delivery of an executed signature page to this Agreement by electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 6.7                                    Entire Agreement; Third Party Beneficiaries.  This Agreement (including the Schedules hereto and, to the extent referred to in this Agreement, the Merger Agreement, together with the several agreements and other documents and instruments referred to herein or therein or annexed hereto or thereto) (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof and thereof and (b) is not intended to and shall not confer upon any Person other than the Parties any rights or remedies hereunder.

Section 6.8                                    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order to effect the purpose of this Agreement as originally contemplated to the fullest extent possible.

Section 6.9                                    Assignment.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties (whether by operation of Law or otherwise) without the prior written consent of the other Parties, and any such assignment without such consent shall be null and void.  Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective permitted successors and assigns.  Any attempted assignment in violation of this Section 6.9 shall be null and void.

Section 6.10                             Headings; Interpretation.

(a)                                 The Parties have participated collectively in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted collectively by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

(b)                                 The words “hereof,” “herein,” “hereby” and “hereunder” and words of similar import shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  References to articles, sections, paragraphs and schedules are to the articles, sections and paragraphs of, and schedules to, this Agreement, unless otherwise specified, and the headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the phrase “without limitation.” Words describing the singular number shall be deemed to include the plural and vice versa, words denoting any gender shall be deemed to include all genders, words denoting natural persons shall be deemed to include business entities and vice versa and references to a Person are also to its permitted successors and assigns. The term “or” is not exclusive.  The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” The phrases “the date of this Agreement” and “the date hereof” and terms or phrases of similar import shall be deemed to refer to July 28, 2019, unless the context requires otherwise.

Section 6.11                             Governing Law.  This Agreement and all Proceedings (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of any Party in the negotiation, administration, performance and enforcement thereof, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

Section 6.12                             Specific Performance.  The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any party hereto does not perform the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions.  Accordingly, the Parties acknowledge and agree that, prior to any termination of this Agreement in accordance with Section 5.1, the Parties shall be entitled to seek an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.  Each of the Parties agrees that it will not oppose the seeking of the granting of an injunction, specific performance and other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity.  Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

Section 6.13                             Consent to Jurisdiction.

(a)                                 Each of the Parties hereby, with respect to any legal claim or Proceeding arising out of this Agreement or the transactions contemplated by this Agreement, (i) expressly and irrevocably submits, for itself and with respect to its property, generally and unconditionally, to the exclusive jurisdiction of the Delaware Court of Chancery and any appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such courts, (iii) agrees that it will not bring any claim or Proceeding relating to this Agreement or the transactions contemplated by this Agreement except in such courts and (iv) irrevocably waives, to the fullest extent it may legally and effectively do so, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, any objection which it may now or hereafter have to the laying of venue of any claim or Proceeding arising out of or relating to this Agreement. Notwithstanding the foregoing, each of the Parties agrees that a final and nonappealable judgment in any Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

(b)                                 Each Party irrevocably consents to the service of process in any claim or Proceeding with respect to this Agreement and the transactions contemplated by this Agreement or for recognition and enforcement of any judgment in respect hereof brought by any other Party hereto made by mailing copies thereof by registered or certified United States mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 6.1 and such service of process shall be sufficient to confer personal jurisdiction over such party in such claim or Proceeding and shall otherwise constitute effective and binding service in every respect.

Section 6.14                             WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF.

Section 6.15                             Capacity.  The Stockholder makes their agreements and understandings herein solely in its capacities as record holder and Beneficial Owners of the Covered Company Shares and, notwithstanding anything to the contrary herein, nothing herein shall limit or affect any actions taken by a Representative of such Stockholder solely in his capacity as a director or officer of the Company.

Section 6.16                             Expenses.  All expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the Party incurring such expenses, whether or not the Merger is consummated.

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IN WITNESS WHEREOF, Parent and Stockholder have duly executed this Agreement, all as of the date first written above.

[PARENT]

By:
Name:
Title:

[Signature Page to Voting Agreement]

[STOCKHOLDER]

By:
Name:
Title:

[Signature Page to Voting Agreement]

SCHEDULE I
EXISTING SHARES

Name	Existing Shares